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                                                                      Exhibit 21
     SUBSIDIARIES OF THE REGISTRANT

     Firstar Corporation has no parents. The following list shows the name of each subsidiary of Firstar and the state or juristiction of the incorporation.

                                                                                                             State or
                                                                                                         Other Jurisdiction
                                                                                                        in which Incorporated
            Name of Subsidiary                                                                              or Organized
      -------------------------------                                                                   ----------------------------
1    Firstar Bank Milwaukee, N.A.                                                                       United States
1    Firstar Bank Appleton                                                                              Wisconsin
1    Firstar Bank Eau Claire, N.A.                                                                      United States
1    Firstar Bank Fond du Lac, N.A.                                                                     United States
1    Firstar Bank Grantsburg, N.A.                                                                      United States
1    Firstar Bank Green Bay                                                                             Wisconsin
1    Firstar Bank Madison, N.A.                                                                         United States
1    Firstar Bank Manitowoc                                                                             Wisconsin
1    Firstar Bank Minocqua                                                                              Wisconsin
1    Firstar Bank Oshkosh, N.A.                                                                         United States
1    Firstar Bank Rice Lake, N.A.                                                                       United States
1    Firstar Bank Sheboygan, N.A.                                                                       United States
1    Firstar Bank Wausau, N.A.                                                                          United States
1    Firstar Bank Wisconsin Rapids, N.A.                                                                United States
1    First Bank Southeast of Lake Geneva, N.A.                                                          United States
1    First Bank Souhteast, N.A.                                                                         United States
4    Firstar Bank Ames                                                                                  Iowa
4    Firstar Bank Burlington, N.A.                                                                      United States
4    Firstar Bank Cedar Falls                                                                           Iowa
4    Firstar Bank Cedar Rapids, N.A.                                                                    United States
4    Firstar Bank Council Bluffs                                                                        Iowa
4    Firstar Bank Davenport, N.A.                                                                       United States
4    Firstar Bank Des Moines, N.A.                                                                      United States
4    Firstar Bank Mount Pleasant                                                                        Iowa
4    Firstar Bank Ottumwa                                                                               Iowa
4    Firstar Bank Red Oak, N.A.                                                                         United States
4    Firstar Bank Sioux City, N.A.                                                                      United States
2    Firstar Bank of Minnesota, N.A.                                                                    United States
1    Firstar Bank Illinois                                                                              Illinois
3    Firstar Metropolitan Bank & Trust                                                                  Arizona

     Firstar Corporation of Wisconsin                                                                   Wisconsin
     Firstar Corporation of Minnesota                                                                   Minnesota
     Firstar Corporation of Arizona                                                                     Arizona
     Firstar Corporation of Iowa                                                                        Iowa

1    Firstar Trust Company                                                                              Wisconsin
1    Firstar Trust Company of Florida, N.A.                                                             United States
1    Firstar Trust Company of Illinois                                                                  Illinois
2    Firstar Trust Company of Minnesota                                                                 Minnesota
     Firstar Investment Research & Management Company                                                   Wisconsin
     Firstar Insurance Services, Inc.                                                                   Wisconsin
5    Elan Investment Services, Inc.                                                                     Wisconsin
     Elan Life Insurance Company, Inc.                                                                  Arizona
     Elan Title Services, Inc.                                                                          Wisconsin

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
                                                                                                             State or
                                                                                                         Other Jurisdiction
                                                                                                        in which Incorporated
            Name of Subsidiary                                                                              or Organized
      -------------------------------                                                                   ----------------------------
5    Firstar Community Investment Corporation                                                           Wisconsin
     Firstar Development Corporation                                                                    Delaware
5    Firstar Leasing Services Corporation                                                               Wisconsin
5    Firstar Mortgage Corporation                                                                       Wisconsin
5    FM Properties of Wisconsin, Inc.                                                                   Wisconsin
5    CSFM Corporation                                                                                   Wisconsin
     Firstar Home Mortgage Corporation                                                                  Wisconsin
5    Firstar Information Services Corporation                                                           Wisconsin
4    Banks of Iowa Capital Corporation                                                                  Iowa
4    Banks of Iowa Credit Corporation                                                                   Iowa
6    CRC Corporation                                                                                    Wisconsin
4    Firstar CSC Corporation                                                                            Iowa
5    DPC of Milwaukee, Inc.                                                                             Wisconsin

     Appleton Capital Corporation                                                                       Nevada
     Eau Claire Capital Corporation                                                                     Nevada
     Fond du Lac Capital Corporation                                                                    Nevada
     Grantsburg Capital Corporation                                                                     Nevada
     Green Bay Capital Corporation                                                                      Nevada
     Madison Capital Corporation                                                                        Nevada
     Manitowoc Capital Corporation                                                                      Nevada
     Milwaukee Capital Corporation                                                                      Nevada
     Minocqua Capital Corporation                                                                       Nevada
     Oshkosh Capital Corporation                                                                        Nevada
     Rice Lake Capital Corporation                                                                      Nevada
     Sheboygan Capital Corporation                                                                      Nevada
     Wausau Capital Corporation                                                                         Nevada
     Wisconsin Rapids Capital Corporation                                                               Nevada
     First Southeast Securities Corp.                                                                   Nevada
     First Southeast Investment Corp.                                                                   Nevada
     Burlington Capital Corporation                                                                     Nevada
     Cedar Rapids Capital Corporation                                                                   Nevada
     Davenport Capital Corporation                                                                      Nevada
     Des Moines Capital Corporation                                                                     Nevada
     Red Oak Capital Corporation                                                                        Nevada
     Sioux City Capital Corporation                                                                     Nevada


     Notes

1    Subsidiary of Firstar Corporation of Wisconsin
2    Subsidiary of Firstar Corporation of Minnesota
3    Subsidiary of Firstar Corporation of Arizona
4    Subsidiary of Firstar Corporation of Iowa
5    Subsidiary of Firstar Bank Milwaukee, N.A.
6    Subsidiary of Firstar Bank Madison, N.A.


     All Capital Corporations are subsidiaries of their respective banks